SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            Form 8-K





       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  June 11, 1999
                                                   -------------
                   The Panda Project, Inc.
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       (Exact name of registrant specified in Charter)

   Florida                 0-24030              65-0323354
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(State or other         (Commission          (I.R.S. Employer
jurisdiction of         File Number)        Identification No.)
incorporation)



      951 Broken Sound Parkway NW
         Boca Raton, Florida                    33487
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(Address of principal executive offices)      Zip Code

Registrant's telephone, including area code:  561-994-2300

(Former name and former address, if changed since last report)

Item 5.     Other Events.
            -------------

     On Friday, June 11, 1999, The Panda Project, Inc. (the "Company") entered into agreements with Silicon Bandwidth, Inc. ("SBI") pursuant to which SBI will lend the Company $300,000. In connection with the loan, the Company granted to SBI a security interest in substantially all of the assets of the Company pursuant to the Security Agreement, dated June 11, 1999, by and between the Company and SBI. The loan bears an interest rate of 6% per annum and is due and payable on September 30, 1999.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

     (c)     Exhibits

     10.1 Security Agreement dated June 11, 1999, by and between The Panda Project, Inc. and Silicon
              Bandwidth, Inc.

     10.2     Promissory Note dated June 11, 1999, issued to
              Silicon Bandwidth, Inc.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE PANDA PROJECT, INC.


                                 By: /s/ Melissa F. Crane
                                     ---------------------------
                                     Melissa F. Crane
                                     Acting Chief Financial
                                      Officer


Dated:   June 17, 1999